                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                EXCHANGE ACT OF 1934 (AMENDMENT NO.           )

     Filed by the Registrant /X/
     Filed by a Party other than the Registrant / /
     Check the appropriate box:
     / / Preliminary Proxy Statement       / / Confidential, for Use of the
                                               Commission Only (as permitted by
                                               Rule 14a-6(e)(2))
     /X/ Definitive Proxy Statement
     / / Definitive Additional Materials
     / / Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                               HOLLY CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     /X/ No fee required.

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
     (5) Total fee paid:

--------------------------------------------------------------------------------

     / / Fee paid previously with preliminary materials.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------
     (3) Filing Party:

--------------------------------------------------------------------------------
     (4) Date Filed:

--------------------------------------------------------------------------------

                               HOLLY CORPORATION
                               100 CRESCENT COURT
                                   SUITE 1600
                            DALLAS, TEXAS 75201-6927
                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             ---------------------

                               DECEMBER 12, 2002

PLEASE TAKE NOTICE that the Annual Meeting of Stockholders of Holly Corporation will be held in Suite 200, First National Bank Building, 303 West Main, Artesia, New Mexico, on Thursday, December 12, 2002, at 9:30 o'clock A.M. local time, to

          1. Elect a board of nine directors for the ensuing year;

          2. Approve amending and restating the Holly Corporation 2000 Stock Option Plan as the Holly Corporation Long-Term Incentive Compensation Plan to authorize additional forms of long-term incentive compensation without increasing the maximum number of shares of the Company's Common Stock that can be issued under the Plan; and

          3. Transact such other business as may properly come before the meeting, or any adjournment thereof.

     Only stockholders of record on October 25, 2002 are entitled to notice of and to vote at the meeting.

     STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING IN PERSON ARE URGED TO FILL OUT, SIGN AND MAIL PROMPTLY THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE ON WHICH NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES OR TO VOTE USING THE INTERNET OR BY TELEPHONE AS DESCRIBED ON PAGE 21 OF THE PROXY STATEMENT UNDER "VOTING VIA THE INTERNET OR BY TELEPHONE." PROXIES FORWARDED BY OR FOR BROKERS, BANKS, OR FIDUCIARIES SHOULD BE RETURNED AS REQUESTED BY THEM. THE PROMPT RETURN OF PROXIES WILL SAVE THE EXPENSE INVOLVED IN FURTHER COMMUNICATION.

                                          By Order of the Board of Directors:

                                                      W. JOHN GLANCY
                                                        Secretary

Dallas, TX
November 5, 2002

                                PROXY STATEMENT
                                       OF
                               HOLLY CORPORATION
                               100 CRESCENT COURT
                                   SUITE 1600
                            DALLAS, TEXAS 75201-6927

     The enclosed proxy for the Annual Meeting of Stockholders to be held December 12, 2002 is being solicited on behalf of the Board of Directors of Holly Corporation (the "Company") and is revocable at any time prior to the exercise of the powers conferred thereby by written notice to the Secretary of the Company or in open meeting. The proxy statement and proxy are expected to be sent to stockholders commencing on November 5, 2002. The cost of soliciting proxies will be borne by the Company. Regular employees of the Company may solicit proxies by mail, telephone, e-mail, telecopier or in person, without special compensation. Upon request, the Company will reimburse brokers, dealers, banks and trustees, or their nominees, for reasonable expenses incurred by them in forwarding proxy material to beneficial owners of Common Stock.

     The Company's Annual Report for its 2002 fiscal year, which ended on July 31, 2002, is being distributed concurrently herewith. The Board of Directors has fixed October 25, 2002, as the record date for the determination of stockholders entitled to vote at the Annual Meeting. At the close of business on that record date, there were outstanding 15,503,728 shares of the common stock, par value $.01 per share (the "Common Stock"), the holders of which are entitled to one vote per share.

                            OWNERSHIP OF SECURITIES

     Based upon information known to the Company, the following table sets forth certain information with respect to beneficial ownership of the Company's Common Stock as of October 11, 2002 for (i) all persons who are beneficial owners of five percent or more of the Company's Common Stock, (ii) each director and nominee for director, (iii) the Company's Chief Executive Officer and the other executive officers named in the Summary Compensation Table below, and (iv) all current executive officers and directors as a group. Unless otherwise indicated, the address for each stockholder listed in the following table is c/o Holly Corporation, 100 Crescent Court, Dallas, Texas 75201-6927.

                                                         NUMBER OF SHARES AND     PERCENT OF
                  NAME AND ADDRESS                       NATURE OF BENEFICIAL    COMMON STOCK
                 OF BENEFICIAL OWNER                         OWNERSHIP(A)        OUTSTANDING
                 -------------------                     --------------------    ------------
Merrill Lynch Trust Company, FSB                           1,227,906    (1)          7.9%
Trustee for Thrift Plan for Employees of
  Holly Corporation, Its Affiliates and Subsidiaries
9603 South Meridian Boulevard
B-4-GES-SW
Englewood, Colorado 80112
Brown Brothers Harriman Trust Company of Texas, as         3,022,272                19.5%
  trustee of trusts in the names of Betty Regard,
  Margaret Simmons and Suzanne Bartolucci(2)
2001 Ross Avenue
Dallas, Texas 75201-2996
Lamar Norsworthy                                             780,209 (3)(7)(8)       5.0%
Nona Barrett                                                 605,664                 3.9%
P.O. Box 150
Crested Butte, Colorado 81224
Lamar Norsworthy and Brown Brothers Harriman Trust           571,716    (5)          3.7%
  Company of Texas, as co-trustees of three trusts
  for the benefit of David Norsworthy, Lamar
  Norsworthy and Nona Barrett, respectively(4)
2001 Ross Avenue
Dallas, Texas 75201-2996
FMR Corp.                                                  1,487,500                 9.6%
82 Devonshire Street
Boston, Massachusetts 02109
Dimensional Fund Advisors, Inc.                            1,049,740                 6.8%
1299 Ocean Avenue
Santa Monica, California 90401
Matthew P. Clifton                                           195,905   (7)(8)        1.3%
W. John Glancy                                                41,600    (7)         *
William J. Gray                                               30,098    (7)         *
Marcus R. Hickerson                                            9,112    (9)         *
Thomas K. Matthews, II                                           800                *
Robert G. McKenzie                                             2,000                *
Jack P. Reid                                                 218,719    (7)          1.4%
Paul T. Stoffel                                              572,400                 3.7%
Stephen J. McDonnell                                          20,000    (7)         *
John A. Knorr                                                 12,284   (7)(8)       *
All directors and officers as a group -- 20                2,619,730   (7)(8)       16.9%
  Persons(6)

---------------

 *  less than one percent

(a) Sole voting and investment power except as shown otherwise.

(1) Plan participants share voting power.

(2) The named individuals are life beneficiaries and their "children and descendants," of whom there are now eleven, are residuary beneficiaries of these trusts.

(3) Does not include 571,716 shares which are beneficially owned by three trusts of which this owner is a co-trustee and which are listed separately.

(4) The named individuals are the life beneficiaries and members of their families are the residuary beneficiaries of these trusts. Substantially all of the 571,716 shares are held in a limited partnership of which the general partner is a limited liability company owned and controlled by these trusts; the 98.5% limited partner in such partnership is a trust of which Lamar Norsworthy and Brown Brothers Harriman Trust Company of Texas are co-trustees and under which, unless the life beneficiary of the trust exercises a power of appointment directing otherwise, residuary beneficiaries are the trusts for the benefit of David Norsworthy, Lamar Norsworthy and Nona Barrett of which Brown Brothers Harriman Trust Company of Texas is the trustee.

(5) The co-trustees share indirect voting and investment powers. Lamar Norsworthy disclaims that he is the beneficial owner except as to 2,860 of these shares.

(6) Includes 568,856 shares as to which Lamar Norsworthy, Chairman of the Board and Chief Executive Officer of the Company, disclaims beneficial ownership.

(7) The number of shares beneficially owned includes shares of Common Stock of which such individuals have the right to acquire beneficial ownership either currently or within 60 days after October 11, 2002, upon the exercise of options, as follows: 144,000 shares for Mr. Norsworthy, 159,200 shares for Mr. Clifton, 41,200 shares for Mr. Glancy, 100,000 shares for Mr. Reid, 20,000 shares for Mr. McDonnell, 8,000 shares for Mr. Knorr and 576,900 shares for all directors and officers as a group.

(8) The number of shares beneficially owned includes shares in the Thrift Plan for Employees of Holly Corporation, Its Affiliates and Subsidiaries as follows: 21,509 shares for Mr. Norsworthy, 36,705 shares for Mr. Clifton, 4,284 shares for Mr. Knorr and 120,067 shares for all directors and officers as a group. All such shares are currently subject to the participant's directions as to holding or selling such shares.

(9) Includes 6,000 shares as which Marcus R. Hickerson, a Director of the Company, disclaims beneficial ownership.

                             ELECTION OF DIRECTORS

     At the Annual Meeting it is proposed to elect the nine nominees shown below to hold office as directors until the next annual meeting of stockholders or until their respective successors shall have been elected and qualify.

     Each of the nominees listed below was elected as director by the stockholders at the Annual Meeting in 2001. If any nominee should unexpectedly become unavailable for election, votes will be cast, pursuant to the accompanying proxy, for the election of a substitute who may be selected by the present Board of Directors. Management has no reason to believe that any of the nominees named below will be unable to serve.

     All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. With respect to the election of directors, in voting by proxy, stockholders may vote in favor of all nominees or withhold their votes as to all nominees or withhold their votes as to specific nominees. The election of directors will be decided by a plurality vote assuming that a quorum is present. Thus, abstentions and broker non-votes will be treated as votes neither "for" nor "against" the election of directors, although abstentions and broker non-votes will be counted in determining if a quorum is present.

     Set forth below is certain information about each nominee, including principal occupations for at least five years. Offices with the Company have been held for at least five years, unless otherwise indicated. Membership on certain Board committees is indicated by (A) for Audit Committee, by (C) for Compensation Committee, by (P) for Public Policy Committee and by (E) for Executive Committee:

          Matthew P. Clifton, 51, a director since 1995, has been with the Company for over twenty years and has been President of the Company since 1995. (E)

          W. John Glancy, 60, a director from 1975 to 1995 and since September 1999, is Senior Vice President, General Counsel and Secretary of the Company. From December 1998 to September 1999, he was Senior Vice President, Legal of the Company and he has held the office of Secretary since April 1999. From 1997 through March 1999, he practiced law in the Law Offices of W. John Glancy in Dallas. (E)

          William J. Gray, 61, a director since September 1996, was a consultant to the Company from October 1999 through September 2001. Until October 1999, Mr. Gray was Senior Vice President, Marketing and Supply of the Company. (P)

          Marcus R. Hickerson, 76, a director since 1960, was a consultant to Centex Development Company from 1987 to 1999 and has been President of Waxahachie Community Development Corporation since October 1999. (A)(C)(P)

          Thomas K. Matthews, II, 76, a director since 1978, is a financial consultant. (A)(C)(P)

          Robert G. McKenzie, 64, a director since 1992, is a private consultant. From January 1990 to August 1999, he was Executive Vice President and Chief Operating Officer of Brown Brothers Harriman Trust Company of Texas. (A)(C)(P)

          Lamar Norsworthy, 56, a director since 1967, is Chairman of the Board and Chief Executive Officer of the Company. Mr. Norsworthy is also a director of Cooper Cameron Corporation. (E)

          Jack P. Reid, 66, a director since 1977, was a consultant to the Company from August 1999 through July 2002. Until August 1999, Mr. Reid was Executive Vice President, Refining, of the Company. (E)(P)

          Paul T. Stoffel, 68, a director since 2001, is Chairman of Triple S Capital Corp. and of Paul Stoffel Investments, engaged in public and private equity investments. Mr. Stoffel is also a director of Centex Corporation. (A)

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based upon the Company's review of the reports and amendments on Forms 3, 4 and 5 furnished to the Company pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), all such reports concerning beneficial ownership were filed in a timely manner by reporting persons except for one report on Form 4 for May 2002 by Scott C. Surplus, Vice President, Treasury and Tax of the Company, which related to four sales on one day of a total of 2,500 shares of Common Stock and which was filed four days after the due date.

BOARD COMMITTEES AND MEETINGS

     The Audit Committee of the Board of Directors, which met four times during the 2002 fiscal year, is responsible for monitoring the Company's internal accounting controls, recommending to the Board the selection of independent auditors, reviewing quarterly and annual reports filed with the Securities and Exchange Commission, and reviewing certain activities of the independent auditors and their reports and conclusions. In addition, the Committee selects persons to conduct internal audits of certain Company transactions and related financial controls and reviews the reports developed from such internal audits. The Board of Directors has adopted a written charter for the Audit Committee. All members of the Audit Committee are independent as independence is defined in
Section 121(A) of the American Stock Exchange's listing standards.

     The Compensation Committee of the Board of Directors, which met four times during the 2002 fiscal year, is responsible for recommending to the Board changes in the compensation of executive personnel, for determining salaries and bonuses for employee directors, and for reviewing and making recommendations relative to the Company's employee benefit plans. In addition, an Outside Directors Committee composed of certain nonemployee directors is responsible for considering grants of stock options to officers and directors of the Company under the Holly Corporation 2000 Stock Option Plan, and an Executive Stock Option Committee composed of outside directors is responsible for interpreting the Holly Corporation Stock Option Plan, which authorized grants of stock options prior to January 2001, with respect to options under that plan that are held by officers and directors of the Company. During the 2002 fiscal year, the Outside Directors Committee met one time and the Executive Stock Option Committee did not meet.

     The Public Policy Committee of the Board of Directors, which met twice during the 2002 fiscal year, is responsible for (1) reviewing the Company's policies and procedures on matters of public and governmental concern that significantly affect the Company, including but not limited to environmental, occupational health and safety, and equal employment opportunity matters, and
(2) recommending to management and the Board of Directors the formulation or modification of policies and procedures concerning such matters.

     The Executive Committee of the Board of Directors has the authority of the Board, to the extent permitted by law and subject to any limitations that may be specified from time to time by the Board, for the management of the business and affairs of the Company between meetings of the Board. This committee met three times during the 2002 fiscal year.

     The Board of Directors does not have a standing nominating committee.

     During the 2002 fiscal year, the Board of Directors held five meetings. Each director, other than Mr. McKenzie and Mr. Stoffel, attended at least 75% of the aggregate of the total number of meetings of the Board and of all committees of the Board on which that director served.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

     The following table and notes present the compensation provided by the Company to its chief executive officer and the other four most highly compensated executive officers for all services rendered in all capacities to the Company and its subsidiaries for the fiscal years ended July 31, 2002, 2001 and 2000. All references to stock options and shares of the Company's Common Stock reflect adjustments for the two-for-one stock split effective July 6, 2001.

                           SUMMARY COMPENSATION TABLE

                                                                       ANNUAL COMPENSATION(1)
                                                                ------------------------------------
                                                                                         LONG-TERM          ALL
                     NAME AND                                                           COMPENSATION       OTHER
                    PRINCIPAL                         FISCAL                               AWARDS       COMPENSATION
                     POSITION                          YEAR      SALARY      BONUS       OPTIONS(#)         (2)
                    ---------                         ------    --------    --------    ------------    ------------
Lamar Norsworthy..................................     2002     $510,000    $280,500           --         $14,511
        Chairman of the Board and                      2001     $490,576    $765,000      120,000         $ 6,994
        Chief Executive Officer                        2000     $471,668    $131,000      200,000         $19,853
Matthew P. Clifton................................     2002     $422,004    $198,342           --         $ 7,499
        President                                      2001     $405,600    $632,000      106,000         $ 7,311
                                                       2000     $390,000    $109,000       80,000         $ 7,311
W. John Glancy....................................     2002     $221,004    $ 87,518           --         $ 6,634
        Senior Vice President, General                 2001     $210,160    $211,000       56,000         $ 8,406
        Counsel and Secretary                          2000     $203,680    $ 70,000       50,000         $ 2,787
Stephen J. McDonnell..............................     2002     $207,800    $ 62,500           --         $ 7,979
        Vice President and                             2001     $193,302    $100,000       60,000              --
        Chief Financial Officer
John A. Knorr.....................................     2002     $176,640    $ 50,000           --         $ 6,911
        Vice President, Crude Oil                      2001     $168,340    $ 95,000       24,000         $ 6,853
        Supply and Trading                             2000     $161,370    $ 38,000       40,000         $ 6,720

---------------

(1) Any perquisites or other personal benefits received from the Company by any of the named executives were substantially less than the reporting thresholds established by the SEC (the lesser of $50,000 or 10% of the individual's total annual salary and bonus).

(2) All Other Compensation -- details for fiscal 2002:

                                                              DIVIDENDS   COMPANY
                                                                 ON       MATCHING
                                                               PHANTOM     THRIFT
                            NAME                               SHARES       PLAN     OTHER    TOTAL
                            ----                              ---------   --------   -----    -----
Lamar Norsworthy............................................   $8,111      $6,400     --     $14,511
Matthew P. Clifton..........................................   $1,099      $6,400     --     $ 7,499
W. John Glancy..............................................       --      $6,634     --     $ 6,634
Stephen J. McDonnell........................................       --      $7,979     --     $ 7,979
John A. Knorr...............................................   $  319      $6,592     --     $ 6,911

                AGGREGATED OPTION/STOCK APPRECIATION RIGHT (SAR)
                         EXERCISES IN LAST FISCAL YEAR
                     AND FISCAL YEAR-END OPTION/SAR VALUES

                                                         NUMBER OF SECURITIES
                                                        UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED
                                 SHARES                      OPTIONS/ SARS          IN-THE-MONEY OPTIONS/ SARS
                                ACQUIRED                       AT FY END                   AT FY END(2)
                                   ON       VALUE     ---------------------------   ---------------------------
             NAME               EXERCISE   REALIZED   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
             ----               --------   --------   -----------   -------------   -----------   -------------
Lamar Norsworthy(1)...........       --          --     118,124        216,000      $1,142,427     $1,652,880
Matthew P. Clifton............       --          --     143,200        132,800      $  747,056     $  958,024
W. John Glancy................       --          --      31,200         74,800      $  262,296     $  557,684
Stephen J. McDonnell..........       --          --      12,000         48,000      $  105,610     $  422,440
John A. Knorr.................   18,800    $136,412          --         43,200              --     $  341,056

---------------

(1) In addition to stock options for 104,000 shares of Common Stock exercisable at the end of the 2002 fiscal year, the named officer holds 14,124 Phantom Shares, which were granted for past services and to compensate for the exclusion of the officer from the Employee Stock Ownership Plan ("ESOP") in the 1986-88 fiscal years. Phantom Shares are unsecured rights to cash payments based on the market value of such shares at future dates. Payments based on market value of Common Stock are generally due 40 days after termination of employment or the date of final distribution to the officer under the ESOP unless the officer elects to defer payments to future dates that may not be later than 60 days after the officer's death or permanent disability.

(2) Calculated based on the fair market value of the Company's Common Stock on July 31, 2002 ($16.83 per share) minus the exercise price.

BONUS ARRANGEMENTS

     The Company and its principal subsidiaries provide incentive bonuses for certain key personnel. Bonuses are based in part on the performance of the Company and in part on assessment of individual performance. See "Compensation Committee Report on Executive Compensation."

RETIREMENT PLAN

     The Company has a noncontributory Retirement Plan for all permanent employees. The following table sets forth the estimated annual retirement benefits (subject to reduction for Social Security offsets) that would be payable in 2002 for certain salary ranges under the Retirement Plan and the retirement restoration plan described below:

                               PENSION PLAN TABLE

                                                               YEARS OF CREDITED SERVICE AT NORMAL RETIREMENT
HIGHEST THREE-YEAR                                   -------------------------------------------------------------------
  AVERAGE SALARY                                       10          15          20          25          30          35
------------------                                   -------    --------    --------    --------    --------    --------
    $150,000.......................................  $24,000    $ 36,000    $ 48,000    $ 60,000    $ 72,000    $ 84,000
     200,000.......................................   32,000      48,000      64,000      80,000      96,000     112,000
     250,000.......................................   40,000      60,000      80,000     100,000     120,000     140,000
     300,000.......................................   48,000      72,000      96,000     120,000     144,000     168,000
     350,000.......................................   56,000      84,000     112,000     140,000     168,000     196,000
     400,000.......................................   64,000      96,000     128,000     160,000     192,000     224,000
     450,000.......................................   72,000     108,000     144,000     180,000     216,000     252,000
     500,000.......................................   80,000     120,000     160,000     200,000     240,000     280,000

     The compensation covered by the Company's retirement plans is the salary paid to each employee, the amount of which is shown in the Summary Compensation Table on page 6 under the heading "Salary" for each executive listed therein. At July 31, 2002, Messrs. Norsworthy, Clifton, Glancy, McDonnell, and Knorr were credited with 29, 22, 3, 1 and 29 years of service, respectively. Under the Plan, subject to certain age and length-of-service requirements, employees upon normal retirement are entitled to a life annuity with yearly pension payments equal to 1.6% of average annual salary compensation during their highest compensated consecutive 36-month period of employment with the Company multiplied by total credited years of service, less 1.5% of primary Social Security benefits multiplied by such service years but not to exceed 45% of such benefits.

     Benefits up to limits set by the Internal Revenue Code are funded by Company contributions to the Retirement Plan, with the amounts determined on an actuarial basis. The Internal Revenue Code currently limits benefits that may be covered by the Retirement Plan's assets to $160,000 per year (subject to increases for future years based on price level changes) and limits the compensation that may be taken into account in computing such benefits to $200,000 per year (subject to certain upward adjustments for future years). Effective from the 1995 fiscal year, the Company has a retirement restoration plan that provides for additional payments from the Company so that total retirement plan benefits for executives will be maintained at the levels provided in the Retirement Plan before the application of the Internal Revenue Code limitations.

THRIFT PLAN

     The Company has a Thrift Plan, which is qualified under the Internal Revenue Code, for eligible employees of the Company and its subsidiaries.

     Employees with at least one year of service may elect to participate in the Thrift Plan by making contributions to the Plan of from 2% to 18% of their compensation. The Company matches employee contributions up to 4% of their compensation. In 2002, employee contributions that are made on a tax-deferred basis are limited to $11,000 per year. Employees may direct Company contributions to be invested in Common Stock. Company contributions vest upon the earlier of five years of credited service or termination of employment due to retirement, disability or death. Matching Company contributions for executive officers under the Thrift Plan have been included in the Summary Compensation Table under the column captioned "All Other Compensation."

     Many employees of the Company and eligible affiliates with at least one year of service, other than employees covered by collective bargaining agreements, participated in an Employee Stock Ownership Plan ("ESOP") established in 1985. Initially, the ESOP owned 1,500,000 shares of Common Stock. For the 1987 through the 1996 fiscal years, shares of Common Stock held by the ESOP were allocated to the accounts of participants for each fiscal year on the basis of payments of principal on the ESOP's ten-year installment note issued to the Company in connection with the ESOP's purchase of Common Stock from the Company. Shares were allocated to participants based on their compensation. Participants' shares vest upon the earlier of five years' credited service or termination of employment due to retirement, disability or death. For the 2002 fiscal year, no shares of Common Stock held by the ESOP were allocated to participants since allocations after the 1996 fiscal year were effectively limited to allocations of forfeitures and there were no forfeitures for the 2002 fiscal year. Effective August 1, 1999, the ESOP was merged into the Thrift Plan and each participant's ESOP account became a Company Stock ESOP Account in the Thrift Plan. Over the twelve months ending October 2002, shares in the Company Stock ESOP Account for each participant were gradually shifted to each participant's regular Thrift Plan account and consequently became subject to the participant's directions as to holding or selling such shares.

ESOP RESTORATION PLAN

     The Company adopted an ESOP restoration plan to provide additional benefits to executives whose allocations of Company shares from the ESOP for the 1995 and 1996 fiscal years were reduced because of the application of Internal Revenue Code limitations. The plan provides for the grant to participants after the end of the 1995 and 1996 fiscal years of "phantom shares" equal in number to the number of shares not allocated to participants because of the Internal Revenue Code limitations. The phantom shares under the plan are unsecured rights to cash payments based on dividends paid on shares of Common Stock and on the market value of such shares at future dates. Payments based on market value of Common Stock will generally be made at the time of a participant's termination of employment or at the time of a final distribution to the participant under the ESOP unless the participant elects to defer payments over a 10-year period. A total of 30,940 phantom shares were granted to participants for the 1995 and 1996 fiscal year. Phantom shares held at

July 31, 2002 by executive officers are as follows: 5,660 shares by Mr. Norsworthy, 2,680 by Mr. Clifton, none by Mr. Glancy, none by Mr. McDonnell, and 780 by Mr. Knorr.

COMPENSATION OF DIRECTORS

     Directors who are not employees of the Company or its subsidiaries are eligible to receive (a) $10,000 per annum, plus $1,000 per day per attended meeting, other than conference telephone meetings, of the Board and per attended meeting of a committee of the Board that does not immediately precede or follow a Board meeting and (b) a deferred compensation arrangement providing for current and deferred payments calculated on the basis of phantom shares. The phantom shares provide for current payments equal to cash or property distributions on an equivalent number of shares of Common Stock and a payment following termination of service as a Director equal to the then value of an equivalent number of shares of Common Stock. Each of the directors other than Mr. Norsworthy, Mr. Clifton and Mr. Glancy currently has 1,455.725 phantom shares relating to service as a director for the years ending with the 2001 and 2002 Annual Meetings. For the year ending with the 2003 Annual Meeting, the number of phantom shares awarded to each outside director will equal the number of shares of Common Stock having a market value of $10,000 on the date of the 2002 Annual Meeting. Officers of the Company do not receive compensation for serving on the Board of Directors.

CONSULTING AGREEMENTS

     In October 1999, Holly entered into a consulting agreement with Mr. Reid, effective as of August 1, 1999. The consulting agreement, which had a term that extended through July 2002, provided for a monthly consulting fee of $27,500 and reimbursement of out of pocket expenses. In addition, Mr. Reid agreed not to compete against the Company during the term of the agreement.

     In August 1999, Holly entered into a consulting agreement with Mr. Gray, effective as of October 1, 1999. The consulting agreement which extended through September 30, 2001, provided for a monthly consulting fee of $15,700 and reimbursement of out of pocket expenses. In addition, the Company, for purposes of calculating Mr. Gray's benefit payments under the Holly Corporation Retirement Plan and Retirement Restoration Plan, agreed to increase his age and years of service by five years prior to the commencement of such payments. Mr. Gray also agreed not to compete against the Company, during the term of the agreement. Following the termination of Mr. Gray's consulting agreement, the Company has agreed to continue to pay part of the cost of Mr. Gray's medical insurance until age 65.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee of the Board of Directors during the 2002 fiscal year are listed below. None of the members of the Committee was an officer or employee of the Company or any of its subsidiaries during the 2001 fiscal year. The member of the Committee who prior to 1972 was an officer of the Company or of a subsidiary is indicated below by (O).

Marcus R. Hickerson(O)                             Thomas K. Matthews, II
                                                   Robert G. McKenzie

No executive officer of the Company served as a director or member of the compensation committee of another entity which had an executive officer serving as a member of the Company's Board of Directors or the Board's Compensation Committee.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board is responsible for the compensation programs for the executive officers of the Company. The Committee determines the compensation of officers who are also directors (other than any grants of stock options, which are subject to the jurisdiction of the Outside Directors Committee under the Holly Corporation 2000 Stock Option Plan) and reviews overall compensation levels for the Company's other executive officers. There were four meetings of the Compensation Committee during the 2002 fiscal year.

     The basic objective of the Company's compensation program for executives is to provide levels of compensation that allow the Company to attract and retain productive executives who are motivated to protect and enhance the long-term value of the Company for its shareholders. The Company seeks to establish and maintain levels of compensation that will be competitive with levels for comparable companies. Competitive compensation levels are estimated on the basis of available information on compensation paid by companies in the Company's industry that are most similar to the Company, taking into account the Company's size and place in the refining industry. Executive compensation programs are intended to reward each executive based on Company performance and individual performance and to balance appropriately short-term and long-term considerations.

     For the 2002 fiscal year, the Company's major compensation programs for executives were salaries, annual bonuses, stock options, benefits under retirement and thrift plans, and benefits under the retirement restoration plan. The Compensation Committee has recommended to the Board of Directors that the current Holly Corporation 2000 Stock Option Plan be amended and restated as the Holly Corporation Long-Term Incentive Compensation Plan to authorize for future years additional forms of long-term incentive compensation without increasing the maximum number of shares that can be issued under the Plan.

     Salaries of executives are set at levels intended to be competitive with levels for comparable businesses. Salaries are reviewed and adjusted annually.

     Stock options granted under the Holly Corporation Stock Option Plan and the Holly Corporation 2000 Stock Option Plan currently constitute the principal long-term incentive compensation arrangements for executives. As of the close of the 2002 fiscal year, the Company had options outstanding for a total of 1,493,700 shares, with exercise prices ranging from $5.0625 to $19.80 per share. Of the total outstanding options, options for a total of 50,000 shares were granted during the 2002 fiscal year under the Holly Corporation Stock Option Plan. All options granted during the 2002 fiscal year become exercisable at the rate of 20% per year beginning one year after the date of grant. Options for a total of 179,300 shares were exercised during the 2002 fiscal year. As of October 11, 2002, the Company has outstanding options for a total of 1,466,800 shares, of which options for a total of 626,800 shares are immediately exercisable.

     Bonuses are based in part on an evaluation of the performance of the Company and in part on assessments of individual performance. Because of the relative size of the Company in the refining industry and the susceptibility of the Company and the industry to unexpected changes in circumstances that can have major impacts -- positive or negative -- on performance, the Company's performance, as measured principally by net income, is evaluated by the Committee after the end of the fiscal year in light of the circumstances of the Company and the industry for the year completed. In this evaluation, particular consideration is given to the Company's handling during the year of the controllable elements affecting current and future results of operations and to the Company's performance for the year as compared to historical levels; the Committee also takes into account as appropriate any major differences between Company performance and the performance levels of other companies in the refining industry. In the case of Mr. Norsworthy and Mr. Clifton, Company performance has been the predominant element in the determination of bonuses. In the case of bonuses for other executives, the relative importance of individual performance and Company performance varies among executives depending on their responsibilities within the Company. Amounts of bonuses for different performance levels are intended to be competitive with bonus levels of comparable companies.

     Compensation of Lamar Norsworthy, the Company's Chairman of the Board and Chief Executive Officer, is determined by the Committee under the principles described above. The Committee believes that Mr. Norsworthy's current salary level is at or slightly below a competitive level based on comparisons with other refining companies. Effective August 1, 2002, Mr. Norsworthy's annual salary was increased by approximately 4% to a level of $530,400 per year. Since Mr. Norsworthy has overall responsibility for the Company, Mr. Norsworthy's bonus is based primarily on evaluation of the performance of the Company for the last completed fiscal year. In the Committee's view, the Company's performance for the 2002 fiscal year, although not as good as the outstanding performance for the 2001 fiscal year, was very good compared to the performance of comparable companies. Based on this evaluation, Mr. Norsworthy's annual bonus for the 2002 fiscal year was set by the Committee at $280,500.

                Compensation Committee of the Board of Directors

Thomas K. Matthews, II,                                Marcus R. Hickerson
        Chairman                                       Robert G. McKenzie

     The Compensation Committee Report on Executive Compensation will not be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except to the extent that the Company specifically incorporates such report by reference.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing, for the period of five fiscal years commencing July 31, 1997 and ending July 31, 2002, the yearly percentage change in the cumulative total shareholder return on the Company's Common Shares to the cumulative total return of the S&P Composite 500 Stock Index and of an industry peer group chosen by the Company.

           COMPARISON OF FIVE-YEAR CUMULATIVE SHAREHOLDER RETURNS(1)

                              [PERFORMANCE GRAPH]

-------------------------------------------------------------------------------------------------------------------
                                             July 1997   July 1998   July 1999   July 2000   July 2001   July 2002
-------------------------------------------------------------------------------------------------------------------
 Holly Corporation                            $100.00     $ 95.12     $ 61.52     $ 52.10     $147.34     $155.14
 S&P 500                                      $100.00     $119.28     $143.38     $156.25     $133.86     $102.23
 Industry Peer Group(2)                       $100.00     $ 90.66     $ 82.45     $ 79.88     $133.25     $131.16

(1) The amounts shown assume that the value of the investment in the Company and each index was $100 on July 31, 1997 and that all dividends were reinvested.

(2) The Industry Peer Group is made up of Crown Central Petroleum Corporation (acquired March 2001), Frontier Oil Corporation, Giant Industries, Inc., Sunoco, Inc., Tesoro Petroleum Corp., Tosco Corporation (acquired September
     2001), Ultramar Diamond Shamrock Corporation (acquired January 2002) and Valero Energy Corporation. It should be noted that almost all of the peer group companies are also engaged in retail gasoline marketing in addition to their refining activities and are engaged in oil and gas exploration and production to a greater extent than is the Company; in addition, most of the peer companies are substantially larger than the Company in terms of assets and sales.

     The stock price performance depicted in the foregoing graph is not necessarily indicative of future price performance. The graph will not be deemed to be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act, except to the extent that the Company specifically incorporates such graph by reference.

           PROPOSAL FOR APPROVAL OF AMENDMENT AND RESTATEMENT OF THE
                  HOLLY CORPORATION 2000 STOCK OPTION PLAN AS
          THE HOLLY CORPORATION LONG-TERM INCENTIVE COMPENSATION PLAN

GENERAL

     The Board of Directors has recommended, subject to stockholders' approval, the amendment and restatement of the Holly Corporation 2000 Stock Option Plan (the "Current Plan") as the Holly Corporation Long-Term Incentive Compensation Plan (the "Amended Plan"). The material features of the Amended Plan are described below.

     The maximum number of shares of Common Stock (the "Shares") that may be subject to outstanding options under the Current Plan is 1,500,000. As of October 11, 2002, 25,700 Shares had been issued upon exercise of options under the Current Plan, 530,300 Shares were subject to outstanding options under the Current Plan, and 944,000 Shares were available for issuance under future options that could be granted under the Current Plan. The exercise prices for outstanding options under the Current Plan range from $11.90 to $19.80 per Share. The Current Plan provides for the grant of options to any officer, current or proposed director, key employee or consultant whose services are deemed to be of potential benefit to the Company or any of its wholly owned or partially owned subsidiary corporations or partnerships; provided, however, that incentive stock options may only be granted to employees of the Company or its subsidiary corporations. Under the Current Plan, options may be granted in a manner intended to satisfy the performance-based compensation requirements of
Section 162(m) of the Internal Revenue Code of 1986 as amended (the "Code"), and hence options thus granted should be eligible for full income tax deductions to the Company for compensation expense relating to the exercise of such options.

     The Board of Directors believes that the Amended Plan will be of benefit to the Company by authorizing, in addition to stock options as permitted under the Current Plan, a variety of other long-term incentive compensation arrangements that can be used to attract, retain and reward high quality executives, employees and other persons who provide services to the Company and/or its subsidiaries.

PROPOSED AMENDMENT AND RESTATEMENT OF THE CURRENT PLAN -- GENERAL

     The proposed amendment and restatement of the Current Plan will allow the Board of Directors to designate a committee (the "Committee") composed of outside directors to grant, in addition to non-qualified stock options and incentive stock options as allowed under the Current Plan, restricted stock awards, bonus stock, stock appreciation rights, phantom stock awards, and performance awards payable upon the satisfaction of performance goals measured over a period of from one to ten years. Under the proposed Amended Plan, awards may be granted to current or proposed officers, directors, employees or consultants except in the case of incentive stock options which may be granted only to employees of the Company. So that grants may qualify for an exemption from the income tax deduction limitations of Section 162(m) of the Code, the Amended Plan allows the Company to subject the granting, vesting or payment of any award to business criteria set forth in the Amended Plan and limits the number of Shares on which an award is based or the cash payment under a performance award to amounts specified in the Amended Plan. The Amended Plan also provides for the Committee to permit in its discretion certain transfers of awards. The number of Shares that are authorized for issuance under the Amended Plan, including Shares relating to stock options previously granted under the Current Plan, will not be changed from the number of Shares currently authorized for issuance under the Current Plan.

DESCRIPTION OF THE AMENDED PLAN

     The description of the Amended Plan set forth below is a summary of the principal features of the proposed Amended Plan. This summary, however, does not purport to be a complete description of all of the provisions of the proposed Amended Plan. The description is qualified in its entirety by reference to the proposed Amended Plan, a copy of which is attached as Appendix A and incorporated by this reference.

     Administration of the Amended Plan. The Amended Plan will be administered, except to the extent the Board of Directors elects otherwise, by the Committee, which will be composed of two or more directors designated by the Board of Directors who are "non-employee directors" within the meaning of Rule 16b-3 under the Exchange Act and "outside directors" as defined under Section 162(m) of the Code.

     Unless otherwise specified by the Board of Directors, the Committee will have full and final authority to administer the Amended Plan in the manner that it determines, from time to time, is in the best interest of the Company. This includes the authority to select persons to participate in the Amended Plan, grant stock options, restricted stock awards, bonus stock, stock appreciation rights, phantom stock awards, and performance awards under the Amended Plan, construe and interpret the Amended Plan, determine the type, number and other terms and conditions of, and all other matters relating to awards, to delegate duties with respect to the Amended Plan , to terminate, modify or amend the Amended Plan as ratified by the Board of Directors and to execute all other responsibilities permitted or required under the Amended Plan. Nevertheless, no one person may be granted in a year awards which relate to more than 150,000 Shares, such amount being the limitation currently applicable to stock options under the Current Plan. In the case of awards not relating to a number of Shares, such awards granted in any year to any one individual may not provide for payments totaling more than an amount equal to the fair market value of 150,000 Shares at the time of grant. Except for these limitations and the limitation described below on the total number of Shares that may be issued to all persons under the Amended Plan, the Amended Plan does not specify limits as to the total of amounts that may be paid to any one recipient or to all recipients pursuant to awards under the Amended Plan.

     Shares Subject to the Amended Plan. The total number of Shares reserved and available for delivery in connection with awards under the Amended Plan, subject to adjustments for Share splits and other similar transactions, will be 1,500,000, including Shares issued or to be issued under options granted under the Current Plan prior to the effectiveness of the proposed amendment and restatement. If Shares subject to any award are not issued or transferred, or cease to be issuable or transferable for any reason, including (but not exclusively) because an award is forfeited, terminated, expires unexercised, or is settled in cash in lieu of Shares or is exchanged for other awards, the Shares that were subject to that award shall again be available for issue, transfer or exercise pursuant to awards under the Amended Plan to the extent of such forfeiture, termination, expiration, settlement or exchange, except that if any such Shares could not again be available for awards to a particular person under any applicable law or regulation, such Shares will only be available for awards to eligible persons who are not subject to such limitations. The Shares sold pursuant to the Amended Plan may be authorized but unissued Shares or Shares that have been reacquired by the Company. There are no fees, commissions or other charges applicable to a purchase of Shares under the Amended Plan.

     The number and kind of Shares to be delivered or used for measurement under the Amended Plan may be subject to adjustment for stock splits, stock dividends, recapitalizations, mergers, and other changes affecting the capital stock of the Company.

     Eligibility. Any current or proposed officer, director, or key employee or consultant whose services are deemed of potential benefit to the Company or one of its subsidiaries is eligible to participate in the Amended Plan. An employee on leave of absence may be considered still employed by the Company for determining eligibility under the Amended Plan. However, in the case of incentive stock options, such options can be granted only to a person who is an employee of the Company or one of its corporate subsidiaries. Additional restrictions would apply in the case of an incentive stock option granted to a person owning more than 10% of the outstanding Shares of the Company. As of October 11, 2002, it is estimated that approximately 30 persons are eligible to participate in the Current Plan and that the approval of the proposed Amended Plan would not change the number of persons eligible to participate.

     Types of Awards Under the Amended Plan. The following types of awards may be granted under the Amended Plan: (i) incentive stock options as defined in
Section 422 of the Code, (ii) non-qualified stock options, which are stock options that are not incentive stock options, (iii) restricted stock awards,
(iv) bonus stock, (v) stock appreciation rights, (vi) phantom stock awards, and
(vii) performance awards.

     Awards may be granted on the terms and conditions set forth below. In addition, the Committee may impose on any award or the exercise thereof such additional terms and conditions as the Committee will determine, including certain performance conditions described below, terms requiring forfeiture of awards in the event of termination of employment of an award holder and terms permitting an award holder to make elections relating to his or her award. The Committee will retain full power and discretion to accelerate or waive, at any time, any term or condition of an award that is not mandatory under the Amended Plan; provided, however, that the Committee will not have any discretion to accelerate or waive any term or condition of an award that is intended to qualify as "performance-based compensation" for purposes of
Section 162(m) of the Code if such discretion would cause the award not to so qualify. Awards granted under the Amended Plan may, in the discretion of the Committee, be granted either alone, or in addition to, in tandem with, or in exchange for, other awards or other rights to receive payment from the Company or certain affiliated entities. The term of each award will be for such period as may be determined by the Committee; provided that in no event will the term of any stock option or stock appreciation right exceed a period of ten years (or such shorter term as may be required in respect of an incentive stock option under Section 422 of the Code). No incentive stock option may be granted pursuant to the Amended Plan after December 13, 2010 and no other award may be granted under the Amended Plan after December 31, 2010.

     Unless permitted by the Committee pursuant to the express terms of an award agreement, awards will generally not be transferable other than by will or the laws of descent and distribution or to a named beneficiary. The Committee may allow for the transfer of awards, prior to an award holder's death, pursuant to a qualified domestic relations order and to certain immediate family members or entities related to an immediate family member even in the absence of a qualified domestic relations order.

     Terms and Conditions of Stock Options. As under the Current Plan, the Amended Plan authorizes grants of stock options to eligible persons including
(i) incentive stock options which comply with Section 422 of the Code and (ii) non-qualified stock options. The exercise price of each stock option granted under the Amended Plan shall be stated in the agreement governing such stock option and may vary; however, the exercise price for an incentive stock option must not be less than the greater of (a) the par value per Share or (b) the fair market value of the Share as of the date of grant. The exercise price per Share subject to a stock option other than an incentive stock option shall not be less than the par value per Share (but may be less than the fair market value of a Share on the date of grant). Any incentive stock option which fails to comply with Section 422 of the Code for any reason will result in the reclassification of the incentive stock option as a non-qualified stock option which will be exercisable as such. The Committee determines the methods and form of payment for the exercise price of a stock option and the methods and forms in which Shares will be delivered to a person exercising a stock option.

     Term and Conditions of Restricted Stock Awards. The Committee will be authorized to grant restricted stock awards. Restricted stock awards are Shares subject to such restrictions as the Committee may impose. Except to the extent set forth in a particular award, a person granted a restricted stock award will have all of the rights of a stockholder of the Company, including the right to vote the restricted Shares and the right, subject to possible reinvestment conditions, to receive dividends thereon. However, during any period that restricted Shares are subject to restrictions imposed by the Committee, the restricted Shares may not be transferred or encumbered by an award holder. Except as determined by the Committee, upon termination of employment during the restricted period, restricted Shares will be forfeited and reacquired by the Company. Certificates evidencing restricted Shares may bear a legend making reference to the restrictions imposed on such Shares. The Committee will determine the time or times at which and the circumstances under which any restrictions imposed on restricted Shares will lapse.

     Terms and Conditions of Bonus Stock. The Committee will be authorized to grant Shares to eligible persons as a bonus. A stock bonus award will be subject to such other terms and conditions as the Committee may determine, including such conditions necessary to prevent any recipient of bonus stock from incurring liability under Section 16(b) of the Exchange Act.

     Terms and Conditions of Stock Appreciation Rights. The Committee will be authorized to grant stock appreciation rights. A stock appreciation right is the right to receive in cash an amount equal to the excess of the fair market value of a Share on the date of exercise over the grant price of the stock appreciation right as determined by the Committee. The Committee will determine at the date of grant or thereafter, the time or times at which and the circumstances under which a stock appreciation right may be exercised. The Committee will also determine the method of exercise and form of payment.

     Terms and Conditions of Phantom Stock Awards. Phantom stock awards are rights to receive in cash an amount equal to the market value of a specified number of Shares at the end of a specified period. The Committee will determine when imposed restrictions will lapse and whether restrictions will lapse separately, in combination, in installments or otherwise. All phantom stock awards that are subject to restrictions shall be forfeited upon the termination of an award holder's employment or service with the Company during a restriction period to which forfeiture conditions apply, unless such conditions are otherwise waived or modified by the Committee. Unless otherwise determined by the Committee, amounts equal to dividends on the specified number of Shares covered by a phantom stock award will be either (i) paid with respect to such phantom stock award on the dividend payment date in cash or in unrestricted Shares having a fair market value equal to the amount of such dividends, or (ii) automatically deemed reinvested in additional phantom stock awards, other awards, or other investment vehicles specified by the Committee.

     Terms and Conditions of Performance Awards. The Committee will have the right to grant eligible persons the right to receive cash amounts upon the satisfaction of performance conditions, established by the Committee, measured over a period of not less than one and not more than ten years. The Committee may also subject the grant or settlement of any other award under the Plan to such performance conditions. The performance conditions associated with a performance award may be any of the business criteria described below if the award is granted to an officer subject to Section 162(m) of the Code or, in the case of any other award, may be based on any of the business criteria set forth below or any other performance conditions specified by the Committee. The Committee may use any measures of performance it deems appropriate in establishing performance conditions, and may exercise its discretion, to the extent such discretion does not violate applicable law, to increase the amounts payable under any award based on such conditions. Further, if the Committee determines that an eligible person is a "covered employee" under Section 162(m) of the Code or the regulations thereunder and the contemplated award should qualify as "performance-based compensation" under such section, then the grant and/or settlement of such award will be contingent upon achievement of one or more pre-established performance goals based on business criteria set forth below. For purposes of Section 162(m) of the Code, covered employees are the chief executive officer of a given corporation and the four highest compensated officers other than the chief executive officer.

     In the case of an award to a person who is a covered employee under Section 162(m) of the Code, performance goals will consist of one or more of the business criteria described below and targeted levels of performance with respect to each of such criteria as specified by the Committee. Performance goals will be designed to be objective, "substantially uncertain" of achievement at the date of grant and will otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder. Performance goals may vary among award recipients or among awards to the same recipient. Performance goals will be established not later than 90 days after the beginning of any performance period applicable to such awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), will be used by the Committee in establishing performance goals: (i) earnings per share; (ii) increase in revenues; (iii) increase in cash flow; (iv) increase in cash flow returns; (v) return on net assets; (vi) return on assets; (vii) return on investment; (viii) return on capital; (ix) return on equity; (x) economic value added; (xi) gross margin;
(xii) net income; (xiii) pretax earnings; (xiv) pretax earnings before interest, depreciation and amortization (EBITDA); (xv) pretax earnings after interest expense and before incentives, service fees, and extraordinary or special items;
(xvi) operating income; (xvii) total stockholder return; (xviii) debt reduction; and (xix) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies selected by the Committee.

     All determinations by the Committee as to the establishment, amount and achievement of performance goals will be made in writing and the Committee may not delegate any responsibility relating to such awards granted to covered employees under Section 162(m) of the Code. The Committee will specify the circumstances under which awards will be paid or forfeited if an award holder is terminated before settlement.

     Amendment and Termination. The Board of Directors may amend or terminate the Amended Plan without the consent of stockholders or eligible persons, except that any amendment to the Amended Plan will be subject to the approval of the Company's stockholders no later than the annual meeting next following such Board of Directors action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted. The Board of Directors may, in its discretion, submit other changes to the Amended Plan to stockholders for approval. However, without the consent of an affected award holder, no Board of Directors or stockholder action may materially and adversely affect the rights of such award holder under any previously granted and outstanding award.

     Right of Company to Terminate Awards in Event of Certain Corporate Transactions. Unless otherwise specifically provided in particular award agreements, the Amended Plan authorizes the Company, in the event of an acquisition of substantially all of the assets of the Company or of a greater than 80% stock interest in the Company by an entity in which the Company does not have a 50% or greater interest prior to such acquisition or in the event of a merger, consolidation, recapitalization or other similar transaction involving a fundamental change in the Company's capital structure, to terminate some or all outstanding awards under the Amended Plan, whether or not currently exercisable by or otherwise payable to the holders of the awards, upon payment to each holder of an award so terminated of an amount equal to the value of the award based on the current market value of the Company's Shares or, if applicable, the value of the award based upon the extent to which performance criteria associated with the award have been satisfied as of the date of termination of the award. Alternatively the Company may elect in such circumstances to cause some or all awards to be assumed by the surviving or acquiring corporation. In all other circumstances, the Committee may amend or terminate any award under the Amended Plan provided that, and notwithstanding any other provisions described herein, no such Committee action may materially and adversely affect the rights of such award holder under such award unless either the power to take such action is reserved in the agreement granting the award in question or the affected holder of the award consents to the amendment or termination.

     Section 16(b) Liability. It is the intent of the Company that the grant of any awards to or other transaction by an award recipient who is subject to
Section 16(b) of the Exchange Act will be exempt from liability under Section 16(b) pursuant to an applicable exemption (except for transactions acknowledged in writing to be non-exempt by such award recipient). Accordingly, if a provision of the Amended Plan or any award agreement does not comply with the requirements of Rule 16b-3 of the Exchange Act, such provision will be deemed amended to the extent necessary to conform to such Rule so that the award recipient avoids liability under Section 16(b) of the Exchange Act.

FEDERAL INCOME TAX CONSEQUENCES OF AWARDS UNDER THE AMENDED PLAN

     Set forth below is a summary of the federal income tax consequences to award recipients and to the Company as a result of the grant and exercise of awards under the Amended Plan. This summary is based on statutory provisions, Treasury regulations thereunder, judicial decisions, and Internal Revenue Service rulings in effect on the date hereof. This summary does not discuss any potential foreign, state, or local tax consequences.

     Non-Qualified Stock Options and Incentive Stock Options. Option holders will not realize taxable income upon the grant of a non-qualified stock option. Upon the exercise of a non-qualified stock option, an option holder will recognize ordinary compensation income (subject to withholding by the Company or a subsidiary) in an amount equal to the excess of (i) the amount of cash and the fair market value of the Shares received, over (ii) the exercise price paid therefor. An option holder will generally have a tax basis in any Shares received pursuant to the exercise of a non-qualified stock option, that equals the fair market value of such Shares on the date of exercise. Subject to the discussion under "-- Tax Code Limitations on Deductibility," the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an option holder under the foregoing rules.

     Persons eligible to receive an incentive stock option will not have taxable income upon the grant or exercise of such a stock option. Upon exercise of an incentive stock option, the excess of the fair market value of the Shares received over the exercise price will increase the alternative minimum taxable income of the option holder, which may cause such option holder to incur alternative minimum tax. The payment of any alternative minimum tax attributable to the exercise of an incentive stock option would be allowed as a credit against the option holder's regular tax liability in a later year to the extent the option holder's regular tax liability is in excess of the alternative minimum tax for that year. Upon the disposition of Shares acquired upon exercise of an incentive stock option that have been held for the requisite holding period (two years from the date of grant and one year from the date of exercise of the incentive stock option), an option holder will generally recognize capital gain (or loss) equal to the excess (or shortfall) of the amount received in the disposition over the exercise price paid by the option holder for the Shares. However, if an option holder disposes of such Shares that have not been held for the requisite holding period (a "disqualifying disposition"), the option holder will recognize ordinary compensation income in the year of the disqualifying disposition in an amount equal to the amount by which the fair market value of the Shares at the time of exercise of the incentive stock option (or, if less, the amount realized in the case of an arm's length disqualifying disposition to an unrelated party) exceeds the exercise price paid by the option holder for such Shares. An option holder would also recognize capital gain to the extent the amount realized in the disqualifying disposition exceeds the fair market value of the Shares on the exercise date.

     The Company and its subsidiaries will generally not be entitled to any federal income tax deduction upon the grant or exercise of an incentive stock option, unless an option holder makes a disqualifying disposition of the Shares. If an option holder makes a disqualifying disposition, the Company (or a subsidiary) will then, subject to the discussion below under "-- Tax Code Limitations on Deductibility," be entitled to a tax deduction that corresponds as to timing and amount with the compensation income recognized by an option holder under the rules described in the preceding paragraph.

     Under current rulings, if an option holder transfers previously held Shares (other than Shares acquired by exercise of an incentive stock option that have not been held for the requisite holding period) in satisfaction of part or all of the exercise price of a non-qualified stock option or incentive stock option, no additional gain will be recognized on the transfer of such previously held Shares in satisfaction of the non-qualified stock option or incentive stock option exercise price (although an option holder would still recognize ordinary compensation income upon exercise of an non-qualified stock option in the manner described above). Moreover, that number of Shares received upon exercise which equals the number of Shares of previously held Shares surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price will have a tax basis that equals, and a holding period that includes, the tax basis and holding period of the previously held Shares surrendered in satisfaction of the non-qualified stock option or incentive stock option exercise price. Any additional Shares received upon exercise will have a tax basis that equals the amount of cash (if any) paid by the option holder, plus the amount of compensation income recognized by the option holder under the rules described above.

     Restricted Stock Awards, Bonus Stock, Stock Appreciation Rights, Phantom Stock Awards, and Performance Awards. In general, a recipient of a restricted stock award will recognize ordinary compensation income as a result of the receipt of a restricted stock award in an amount equal to the fair market value of the Shares when such Shares first cease to be subject to a prohibition on transfer or to a substantial risk of forfeiture; the amount of income realized will be the value of the Shares at the date the Shares first become transferable or cease to be subject to the substantial risk of forfeiture. However, if such a recipient makes a valid election under Section 83(b) of the Code, the restricted Shares will be taxable at the date of receipt of the Shares and the recipient will realize ordinary income upon the grant of the restricted stock award in an amount equal to the value of the Shares without regard to the restrictions on transferability and the risk of forfeiture. In the case of bonus stock awards received, the recipient will normally realize ordinary compensation income equal to the market value of the Shares received at the time the Shares are received. The holder of a stock appreciation right will realize ordinary income equal to the amount received upon exercise of the stock appreciation right. In general, an award recipient will realize ordinary compensation income with respect to a phantom stock award at the time or times the award recipient is entitled to receive cash payments in respect of the phantom stock award; the amount of taxable income will generally be the amount of cash received. Performance awards will generally result in ordinary compensation income to the award recipient at the time payment is received and in the amount received.

     An award recipient will be subject to withholding for federal, and any applicable state and local, income taxes at the time the award recipient recognizes income under the rules described above. Subject to the discussion immediately below, the Company (or a subsidiary) will be entitled to a deduction for federal income tax purposes that corresponds as to timing and amount with the compensation income recognized by an award recipient under the foregoing rules.

     Tax Code Limitations on Deductibility. In order for the amounts described above to be deductible by the Company (or a subsidiary), such amounts must constitute reasonable compensation for services rendered or to be rendered and must be ordinary and necessary business expenses. The ability of the Company (or a subsidiary) to obtain a deduction for future payments under the Amended Plan could also in some circumstances be limited by the golden parachute payment rules of Section 280G of the Code, which prevent the deductibility of certain excess parachute payments made in connection with a change in control of a corporation. Finally, the ability of the Company (or a subsidiary) to obtain a deduction for amounts paid under the Amended Plan could be limited by Section 162(m) of the Code, which limits to $1 million per officer the deductibility, for federal income tax purposes, of most compensation paid during a taxable year of the Company to certain executive officers of the Company. However, an exception to this limitation applies in the case of certain performance-based compensation. The Amended Plan is intended to satisfy the requirements for this exception.

BENEFITS UNDER THE AMENDED PLAN

     The awards, if any, that will be made to eligible persons under the Plan are subject to the discretion of the Committee and, therefore, are not determinable at this time. The following table sets forth, for the named executive officers and for other executives as a group, all stock options received prior to October 11, 2002 under the Current Plan.

                                                   NUMBER OF SHARES UNDERLYING OPTIONS RECEIVED
                                                   THROUGH OCTOBER 11, 2002 UNDER CURRENT HOLLY
NAME AND PRINCIPAL POSITION                             CORPORATION 2000 STOCK OPTION PLAN
---------------------------                        --------------------------------------------
Lamar Norsworthy, Chairman of the Board and Chief
  Executive Officer..............................                    120,000
Matthew P. Clifton, President....................                     80,000
W. John Glancy, Senior Vice President, General
  Counsel and Secretary..........................                     40,000
Stephen J. McDonnell, Vice President and Chief
  Financial Officer..............................                     20,000
John A. Knorr, Vice President, Crude Oil Supply
  and Trading....................................                     20,000(1)
All Other Executives as a Group..................                    276,000(1)
                                                                     -------
Total............................................                    556,000(1)
                                                                     =======

---------------

(1) Includes options under the Current Plan that were exercised prior to October 11, 2002.

     The closing market price of the Shares on October 28, 2002 was $17.00 per Share as reported on the American Stock Exchange.

VOTE NECESSARY TO APPROVE PROPOSAL

     The affirmative vote of the holders of a majority of the shares of the Company's Common Stock voted on this matter at the Annual Meeting, a quorum being present, will be required to approve the Amended Plan. Abstentions will count as a vote against the proposal, but broker non-votes will have no effect. Stockholder approval for the amendment and restatement of the Current Plan is needed in order to permit a full federal income tax deduction to the Company for certain "performance-based" awards, and to comply with the listing rules of the American Stock Exchange.

     If the proposed amendment and restatement of the Current Plan is not approved by the stockholders at the Annual Meeting, the Current Plan will continue to read in the form currently approved by the stockholders of the Company at the 2000 Annual Meeting and will continue to be referred to as the Holly Corporation 2000 Stock Option Plan.

     THE BOARD OF DIRECTORS OF HOLLY CORPORATION RECOMMENDS THAT YOU VOTE FOR THE APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE CURRENT PLAN TO CREATE THE AMENDED PLAN.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     The Board of Directors of the Company has selected Ernst & Young LLP, independent certified public accountants, to audit the books, records and accounts of the Company and its consolidated subsidiaries for the 2003 fiscal year. Ernst & Young LLP has conducted such audits since 1977. It is expected that a representative of such firm will be present in person or by conference telephone at the Annual Meeting, will have an opportunity to make a statement if the representative so desires, and will be available to respond to appropriate questions.

                                   AUDIT FEES

     The following table sets forth the aggregate fees billed to the Company in the fiscal year ended July 31, 2002 by its principal audit firm, Ernst & Young
LLP:

Audit Fees..................................................  $340,000
Financial Information Systems Design and Implementation
  Fees......................................................        --
All Other Fees..............................................  $545,669

                             STOCKHOLDER PROPOSALS

     Proposals of stockholders to be considered for presentation at the Company's 2003 Annual Meeting should be received by the Company by July 10, 2003, in order to be considered for inclusion in the proxy statement for that meeting. Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934, the Company management will have discretionary authority to vote on any matter of which the Company does not receive notice by September 21, 2003, with respect to proxies submitted for the Company's 2003 Annual Meeting.

                                 OTHER MATTERS

     The Board of Directors of the Company does not know of any other matters to be acted upon at the meeting. However, if any other matter properly comes before the meeting, the persons voting the proxies will vote them in accordance with their best judgment.

                         FINANCIAL STATEMENTS AVAILABLE

     A copy of the Company's 2002 Annual Report containing the audited consolidated balance sheet at July 31, 2002 and 2001, and the related consolidated statements of income, cash flows, stockholders' equity and comprehensive income for each of the three fiscal years ended July 31, 2002, is being mailed with this Proxy Statement to stockholders entitled to notice of the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material.

                             AUDIT COMMITTEE REPORT

     The Audit Committee of the Board has reviewed and discussed with management the audited financial statements of the Company for the 2002 fiscal year and has discussed with representatives of Ernst & Young LLP, the Company's independent auditors for the 2002 fiscal year, the matters required to be discussed by Statement on Auditing Standards No. 61, as currently in effect. The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, as currently in effect, and has discussed with representatives of Ernst & Young LLP the independence of Ernst & Young LLP. The Audit Committee has also considered whether the independent auditors' provision of non-audit services to the Company is compatible with the auditors' independence. Based on the review and discussions referred to above, the Audit Committee has recommended to the Board of Directors that the audited financial statements for the 2002 fiscal year be included in the Company's Annual Report on Form 10-K for the 2002 fiscal year for filing with the Securities and Exchange Commission.

                   Audit Committee of the Board of Directors

Marcus R. Hickerson,                    Thomas K. Matthews, II
      Chairman                          Robert G. McKenzie
                                        Paul T. Stoffel

     The Audit Committee Report will not be deemed proxy soliciting material and will not be incorporated by reference in any filing by the Company under the Securities Act or the Exchange Act except to the extent that the Company specifically incorporates such report by reference.

                    VOTING VIA THE INTERNET OR BY TELEPHONE

     If you have shares registered directly with the Company's transfer agent, you may choose to vote those shares via the Internet or by telephone. Specific instructions for registered stockholders interested in voting via the Internet or by telephone are set forth on the enclosed proxy card. If you hold shares with a broker or bank, you may also be eligible to vote via the Internet or by telephone if your broker or bank participates in the proxy voting program provided by ADP Investor Communication Services. If your bank or brokerage firm is participating in ADP's program, your voting form will provide instructions.

     Votes submitted via the Internet or by telephone must be received by the transfer agent by 12:00 midnight Eastern Standard Time on December 11, 2002. Submitting your proxy via the Internet or by telephone will not affect your right to vote in person should you decide to attend the annual meeting. The telephone and Internet voting procedures are designed to authenticate stockholders' identities, to allow stockholders to give their voting instructions and to confirm that stockholders' instructions have been recorded properly. Counsel has advised the Company that the Internet voting procedures that have been made available are consistent with the requirements of applicable law. A stockholder voting via the Internet should understand that there may be costs associated with electronic access, such as usage charges from Internet access providers and telephone companies, that must be borne by the stockholder.

                                                    W. JOHN GLANCY
                                                      Secretary

                                                                      APPENDIX A

                               HOLLY CORPORATION

                     LONG-TERM INCENTIVE COMPENSATION PLAN
                            AS AMENDED AND RESTATED
       (FORMERLY DESIGNATED THE HOLLY CORPORATION 2000 STOCK OPTION PLAN)

     1. Purpose. The purpose of the Holly Corporation Long-Term Incentive Compensation Plan as amended and restated (formerly designated the Holly Corporation 2000 Stock Option Plan) (the "Plan") is to advance the interests of Holly Corporation (the "Company") by strengthening the ability of the Company and its subsidiaries to attract, retain and motivate able people of high caliber as employees, directors and consultants through arrangements that relate the compensation for such persons to the long-term performance of the Company. Accordingly, the Plan provides for granting Incentive Stock Options, Non-Qualified Stock Options, Restricted Stock Awards, Bonus Stock Awards, Stock Appreciation Rights, Phantom Stock Awards, Performance Awards or any combination of the foregoing, as the Committee shall determine.

     2. Definitions. For purposes of the Plan, the following terms shall be defined as set forth below, in addition to such terms defined in Section 1 hereof:

     (a) "Amendment Effective Date" means December 12, 2002. The Plan prior to amendment was effective January 1, 2001.

     (b) "Award" means any Option, Restricted Stock Award, Bonus Stock Award, Stock Appreciation Right, Phantom Stock Award, or Performance Award, together with any other right or interest granted to a Participant under the Plan.

     (c) "Beneficiary" means one or more persons, trusts or other entities that have been designated by a Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Plan upon such Participant's death or to which Awards or other rights are transferred if and to the extent permitted under Section 10(d) hereof. If, upon a Participant's death, there is no designated Beneficiary or surviving designated Beneficiary, then the term Beneficiary means the persons, trusts or other entities entitled by will or the laws of descent and distribution to receive such benefits.

     (d) "Board" means the Company's board of directors.

     (e) "Bonus Stock Award" means Shares granted to a Participant under Section 6(c) hereof.

     (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, including regulations thereunder and successor provisions and regulations thereto.

     (g) "Committee" means a committee of two or more directors designated by the Board to administer the Plan; provided, however, that, unless otherwise determined by the Board, the Committee shall consist solely of two or more directors, each of whom shall be (i) a "nonemployee director" within the meaning of Rule 16b-3 under the Exchange Act, and (ii) an "outside director" as defined under Section 162(m) of the Code, unless administration of the Plan by "outside directors" is not then required in order to qualify for tax deductibility under
Section 162(m) of the Code.

     (h) "Covered Employee" means an Eligible Person who is a Covered Employee as specified in Section 8(b)(vi) of the Plan.

     (i) "Disability" means, as determined by the Board in the sole discretion exercised in good faith of the Board, a physical or mental impairment of sufficient severity that either the Participant is unable to continue performing the duties he performed before such impairment or the Participant's condition entitles him to disability benefits under any insurance or employee benefit plan of the Company or its Subsidiaries and that impairment or condition is cited by the Company as the reason for termination of the Participant's employment or participation as a member of the Board.

     (j) "Eligible Person" means any current or proposed officer, director, or key employee or consultant whose services are deemed to be of potential benefit to the Company or any of its Subsidiaries. An employee on leave of absence may be considered as still in the employ of the Company or a Subsidiary for purposes of eligibility for participation in the Plan.

     (k) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, including rules thereunder and successor provisions and rules relating thereto.

     (l) "Fair Market Value" means the fair market value as determined by the Committee. Unless otherwise determined by the Committee, the Fair Market Value of a Share shall be the closing price of a Share, on the date on which the determination of Fair Market Value is being made or if no Shares were traded on such date then the last trading date prior thereto, as quoted on the composite transactions table for the American Stock Exchange or, if the Shares are not then subject to trading on the American Stock Exchange, then as quoted in a comparable manner on any other national stock exchange or, if not so quoted, then as reported for the over-the-counter market on which the largest volume of trading of Shares has occurred in the 30 trading days prior to the date for which a determination is made.

     (m) "Incentive Stock Option" means any Option intended to be and designated as an incentive stock option within the meaning of Section 422 of the Code or any successor provision thereto.

     (n) "Non-Qualified Stock Option" means any Option that does not constitute an Incentive Stock Option.

     (o) "Option" means a right granted to a Participant under Section 6(a) hereof to purchase Shares or other Awards at a specified price during specified time periods.

     (p) "Participant" means a person who has been granted an Award under the Plan which remains outstanding, including a person who is no longer an Eligible Person.

     (q) "Performance Award" means a right granted to a Participant under
Section 8 hereof to receive cash based on performance conditions, as provided in
Section 8, measured over a period of not less than one year nor more than ten years.

     (r) "Phantom Stock Award" means a right granted to a Participant under
Section 7(b) hereof.

     (s) "Qualified Member" means a member of the Committee who is a "Non-Employee Director" within the meaning of Rule 16b-3(b)(3) and an "outside director" within the meaning of regulation 1.162-27 under Section 162(m) of the Code.

     (t) "Restricted Stock Award" means Shares granted to a Participant under
Section 6(b) hereof that are subject to certain restrictions and to a risk of forfeiture.

     (u) "Rule 16b-3" means Rule 16b-3, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act, as from time to time in effect and applicable to the Plan and Participants.

     (v) "Securities Act" means the Securities Act of 1933 and the rules and regulations promulgated thereunder, or any successor law, as it may be amended from time to time.

     (w) "Shares" means shares of the Company's common stock, par value $.01 per share, and such other securities as may be substituted (or resubstituted) for shares of the Company's common stock, par value $.01 per share, pursuant to
Section 10 hereof.

     (x) "Stock Appreciation Right" means a right granted to a Participant under
Section 7(a) hereof.

     (y) "Subsidiary" means with respect to the Company, any corporation or other entity of which at least 50% of the voting power of the voting equity securities or equity interest is owned, directly or indirectly, by the Company or any other entity determined by the Committee to constitute a Subsidiary due to its relationship to the Company.

     3.  Administration.

     (a) Authority of the Committee. The Plan shall be administered by the Committee except to the extent the Board elects to administer all or part of the Plan or except to the extent the Board appoints a separate committee other than the Committee to administer all or part of the Plan, in which case references herein to the "Committee" shall be deemed to include references to the "Board" and/or such additional committee, as applicable. To the extent a portion of the Plan is administered by the Committee, and another portion of the Plan is administered by the Board and/or a separate committee, references herein to "Committee" shall be deemed to be references to the "Board" or such additional committee, as applicable, but only to the extent the Board or additional committee administers a portion of the Plan and only with respect to those portions of the Plan that the Board has elected to administer or over which the separate committee has been delegated authority. Subject to the express provisions of the Plan and Rule 16b-3, the Committee shall have the authority, in its sole and absolute discretion, to (i) adopt, amend, and rescind administrative and interpretive rules and regulations relating to the Plan; (ii) determine the Eligible Persons to whom, and the time or times at which, Awards shall be granted; (iii) determine the amount of cash and the number of Options, Restricted Stock Awards, Bonus Stock Awards, Stock Appreciation Rights, Phantom Stock Awards, or Performance Awards, or any combination thereof, that shall be the subject of each Award; (iv) determine the terms and provisions of each Award agreement (which need not be identical), including provisions defining or otherwise relating to (A) the term and the period or periods and extent of exercisability of Options, (B) the extent to which the transferability of Shares and Awards is restricted, (C) the effect of termination of employment of a Participant on the Award, and (D) the effect of approved leaves of absence (consistent with any applicable regulations of the Internal Revenue Service);
(v) accelerate the time of exercisability of any Option that has been granted;
(vi) construe the respective Award agreements and the Plan; (vii) make determinations of the Fair Market Value of the Shares pursuant to the Plan;
(viii) delegate its duties under the Plan to such agents as it may appoint from time to time, provided that the Committee may not delegate its duties with respect to making Awards to, or otherwise with respect to Awards granted to, Eligible Persons who are subject to Section 16(b) of the Exchange Act or Section 162(m) of the Code; (ix) subject to ratification by the Board, terminate, modify, or amend the Plan; and (x) make all other determinations, perform all other acts, and exercise all other powers and authority necessary or advisable for administering the Plan, including the delegation of those ministerial acts and responsibilities as the Committee deems appropriate. Subject to Rule 16b-3 and Section 162(m) of the Code, the Committee may correct any defect, supply any omission, or reconcile any inconsistency in the Plan, in any Award, or in any Award agreement in the manner and to the extent it deems necessary or desirable to carry the Plan into effect, and the Committee shall be the sole and final judge of that necessity or desirability. The determinations of the Committee on the matters referred to in this Section 3(a) shall be final and conclusive.

     (b) Manner of Exercise of Committee Authority. At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to
Section 16 of the Exchange Act in respect of the Company, or relating to an Award intended by the Committee to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder, may be taken either (i) by a subcommittee, designated by the Committee, composed solely of two or more Qualified Members, or (ii) by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action; provided, however, that, upon such abstention or recusal, the Committee remains composed solely of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. Any action of the Committee shall be final, conclusive and binding on all persons, including the Company, its Subsidiaries, stockholders, Participants, Beneficiaries, and transferees under
Section 10(d) hereof or other persons claiming rights from or through a Participant. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. The Committee may delegate to officers or managers of the Company or any Subsidiary, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not result in the loss of an exemption under

Rule 16b-3(d)(1) for Awards granted to Participants subject to Section 16 of the Exchange Act in respect of the Company and will not cause Awards intended to qualify as "performance-based compensation" under Section 162(m) of the Code to fail to so qualify. The Committee may appoint agents to assist it in administering the Plan.

     (c) Limitation of Liability. The Committee and each member thereof shall be entitled to, in good faith, rely or act upon any report or other information furnished to him or her by any officer or employee of the Company or a Subsidiary, the Company's legal counsel, independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee and any officer or employee of the Company or a Subsidiary acting at the direction or on behalf of the Committee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the fullest extent permitted by law, be indemnified and held harmless by the Company with respect to any such action or determination.

     4.  Shares Subject to Plan.

     (a) Overall Number of Shares Available for Delivery. Subject to adjustment in a manner consistent with any adjustment made pursuant to Section 10 of the Plan, the total number of Shares that may be delivered in connection with Awards under the Plan shall not exceed 1,500,000, including all Shares delivered with respect to Options granted under the Plan prior to the Amendment Effective Date.

     (b) Application of Limitation to Grants of Awards. No Award may be granted if (i) the number of Shares to be delivered in connection with such Award exceeds (ii) the number of Shares remaining available under the Plan minus the number of Shares issuable in settlement of or relating to then-outstanding Awards. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of Shares actually delivered differs from the number of Shares previously counted in connection with an Award.

     (c) Availability of Shares Not Delivered under Awards. Shares subject to an Award under the Plan that expires or is canceled, forfeited, settled in cash or otherwise terminated without a delivery of Shares to the Participant, including (i) the number of Shares withheld in payment of any exercise price of an Award or taxes relating to Awards, and (ii) the number of Shares surrendered in payment of any exercise price of an Award or taxes relating to any Award, will again be available for Awards under the Plan, except that if any such Shares could not again be available for Awards to a particular Participant under any applicable law or regulation, such Shares shall be available exclusively for Awards to Participants who are not subject to such limitation.

     (d) Shares Offered. The Shares to be delivered under the Plan shall be made available from (i) authorized but unissued Shares, or (ii) previously issued Shares reacquired by the Company.

     5. Eligibility; Per Person Award Limitations. Awards may be granted under the Plan only to Eligible Persons. In each fiscal year or 12-month period, as applicable, during any part of which the Plan is in effect, an Eligible Person may not be granted (a) Awards, provided for in Sections 6 and 7 of the Plan, relating to more than 150,000 Shares, subject to adjustment in a manner consistent with any adjustment made pursuant to Section 10 of the Plan, or (b) Awards, provided for in Section 8 of the Plan, with a value at the time of payment which exceeds the Fair Market Value of 150,000 Shares as of the date of the grant of the Award.

     6.  Options, Restricted Stock and Bonus Stock.

     (a) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

          (i) Exercise Price. The exercise price or prices for Shares under each Option shall be determined by the Committee at the time the Option is granted, and may be less than, equal to or greater than, the Fair Market Value of the Shares at the time of the granting of the Option, provided that the exercise price per Share for any Option that is intended to be performance-based compensation under Section 162(m)(4)(C) of the Code or an Incentive Stock Option under Section 422 of the Code shall not be less than the Fair Market Value of a Share as of the effective date of grant of the Option; provided, however, that in the case of an individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or any Subsidiary, the exercise price per Share of any Incentive Stock Option under Section 422 of the Code shall not be less than 110% of the Fair Market Value of a Share as of the effective date of grant of the Incentive Stock Option.

          (ii) Time and Method of Exercise. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid, the form of such payment, including, without limitation, cash, Shares, other Awards or awards granted under other plans of the Company or any Subsidiary, or other property (including notes, to the extent permitted under applicable law, or other contractual obligations of Participants to make payment on a deferred basis), and the methods by or forms in which Shares will be delivered or deemed to be delivered to Participants, including, but not limited to, the delivery of Restricted Stock Awards subject to Section 6(b) hereof. In the case of an exercise whereby the exercise price is paid with Shares, the value of such Shares for purposes of calculating the exercise price paid shall be the Fair Market Value. Notwithstanding anything to the contrary herein, unless otherwise provided in any agreement evidencing an Option, in the event of the death of a Participant while in the employ of the Company or one of its Subsidiaries, an Option theretofore granted to the Participant shall be exercisable within the year succeeding such death (even if the Option would otherwise expire prior to one year from the date of death) but only to the extent that the optionee was entitled to exercise the Option as of the date of death.

          (iii) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code. Anything in the Plan to the contrary notwithstanding, no term of the Plan relating to Incentive Stock Options (including any Stock Appreciation Right in tandem therewith) shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify either the Plan or any Incentive Stock Option under Section 422 of the Code, unless the Participant has first requested the change that will result in such disqualification. Incentive Stock Options shall not be granted more than ten years after the earlier of the adoption of the Plan or the approval of the Plan by the Company's stockholders. Notwithstanding the foregoing, the Fair Market Value of Shares subject to an Incentive Stock Option and the aggregate Fair Market Value of shares of stock of any parent or Subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) subject to any other incentive stock option (within the meaning of Section 422 of the Code) of the Company or a parent or Subsidiary corporation (within the meaning of Sections 424(e) and (f) of the Code) that first becomes purchasable by a Participant in any calendar year may not (with respect to that Participant) exceed $100,000, or such other amount as may be prescribed under Section 422 of the Code or applicable regulations or rulings from time to time. As used in the previous sentence, Fair Market Value shall be determined as of the date the Incentive Stock Options are granted. Failure to comply with this provision shall not impair the enforceability or exercisability of any Option, but shall cause the excess amount of Shares to be reclassified in accordance with the Code. No Incentive Stock Option may be granted after December 13, 2010.

     (b) Restricted Stock Awards. The Committee is authorized to grant Restricted Stock Awards to Participants on the following terms and conditions:

          (i) Grant and Restrictions. Restricted Stock Awards shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise, as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award agreement relating to the Restricted Stock Award, a Participant granted a Restricted Stock Award shall have all of the rights of a stockholder, including the right to vote the Restricted Stock Award and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee). During the restricted period applicable to the Restricted Stock Award, the Restricted Stock Award may not be sold, transferred, pledged, hypothecated, margined or otherwise encumbered by the Participant.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable restriction period, Restricted Stock Awards that are at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Restricted Stock Awards.

          (iii) Certificates for Shares. Restricted Stock Awards granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates for Shares relating to Restricted Stock Awards are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock Awards, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to such Shares.

          (iv) Dividends and Splits. As a condition to the grant of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a Share related to the Restricted Stock Award be automatically reinvested in additional Shares related to the Restricted Stock Award or applied to the purchase of additional Awards under the Plan. Unless otherwise determined by the Committee, Shares distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such Shares or other property has been distributed.

     (c) Bonus Stock Awards. The Committee is authorized to grant Awards of Shares as bonuses, provided that, in the case of Participants subject to Section 16 of the Exchange Act, the amount of such grants remains within the discretion of the Committee to the extent necessary to ensure that such Awards are exempt from liability under Section 16(b) of the Exchange Act. Bonus Stock Awards shall be subject to such other terms as shall be determined by the Committee.

     (d) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Section 6 shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee's discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8(b).

     7.  Stock Appreciation Rights and Phantom Stock.

     (a) Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants on the following terms and conditions:

          (i) Right to Payment. A Stock Appreciation Right shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one Share on the date of exercise over (B) the grant price of the Stock Appreciation Right as determined by the Committee.

          (ii) Rights Related to Options. A Stock Appreciation Right granted in connection with an Option shall entitle a Participant, upon exercise thereof, to surrender that Option or any portion thereof, to the extent unexercised, and to receive payment of an amount computed pursuant to Subsection 7(a)(i) hereof. That Option shall then cease to be exercisable to the extent surrendered. A Stock Appreciation Right granted in connection with an Option shall be exercisable only at such time or times and only to the extent that the related Option is exercisable and shall not be transferable except to the extent that the related Option is transferable.

          (iii) Right Without Option. A Stock Appreciation Right granted independent of an Option shall be exercisable as determined by the Committee and set forth in the Award agreement governing the Stock Appreciation Right.

          (iv) Terms. The Committee shall determine at the date of grant the time or times at which and the circumstances under which a Stock Appreciation Right may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, whether or not a Stock Appreciation Right shall be in tandem or in combination with any other Award, and any other terms and conditions of any Stock Appreciation Right.

     (b) Phantom Stock Awards. The Committee is authorized to grant Phantom Stock Awards to Participants, which are rights to receive cash at the end of a specified deferral period, subject to the following terms and conditions:

          (i) Award and Restrictions. Satisfaction of a Phantom Stock Award shall occur upon expiration of the deferral period specified for such Phantom Stock Award by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Phantom Stock Awards shall be subject to such restrictions (which may include a risk of forfeiture), if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, as the Committee may determine.

          (ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in any Award agreement evidencing the Phantom Stock Awards), all Phantom Stock Awards that are at that time subject to deferral (other than a deferral at the election of the Participant) shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award agreement, or may determine in any individual case, that restrictions or forfeiture conditions relating to Phantom Stock Awards shall be waived in whole or in part in the event of terminations resulting from specified causes, and the Committee may in other cases waive in whole or in part the forfeiture of Phantom Stock Awards.

     (c) Performance Goals. To the extent the Committee determines that any Award granted pursuant to this Section 7 shall constitute performance-based compensation for purposes of Section 162(m) of the Code, the grant or settlement of the Award shall, in the Committee's discretion, be subject to the achievement of performance goals determined and applied in a manner consistent with Section 8(b).

     8.  Performance Awards.

     (a) Performance Awards. The Committee may grant Performance Awards based on performance criteria measured over a period of not less than one year and not more than ten years. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to increase the amounts payable under any Award subject to performance conditions except as limited under Section 8(b) in the case of a Performance Award granted to a Covered Employee.

     (b) Performance Goals. The grant and/or settlement of a Performance Award shall be contingent upon terms set forth in this Section 8(b).

          (i) General. The performance goals for Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee. In the case of any Award granted to a Covered Employee, performance goals shall be designed to be objective and shall otherwise meet the requirements of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation sec. 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee are such that the achievement of performance goals is "substantially uncertain" at the time of grant. The Committee may determine that such Performance Awards shall be granted and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to the grant and/or settlement of such Performance Awards. Performance goals may differ among Performance Awards granted to any one Participant or for Performance Awards granted to different Participants.

          (ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified Subsidiaries, divisions or business or geographical units of the Company (except with respect to the total stockholder return and earnings per share criteria), shall be used by the Committee in establishing performance goals for Performance Awards granted to a Covered Employee: (A) earnings per share; (B) increase in revenues; (C)increase in cash flow; (D) increase in cash flow return; (E) return on net assets; (F) return on assets; (G) return on investment; (H) return on capital; (I) return on equity; (J) economic value added; (K) gross margin; (L) net income; (M) pretax earnings; (N) pretax earnings before interest, depreciation and amortization; (O) pretax operating earnings after interest expense and before incentives, service fees, and extraordinary or special items; (P) operating income; (Q) total stockholder return; (R) debt reduction; and (S) any of the above goals determined on an absolute or relative basis or as compared to the performance of a published or special index deemed applicable by the Committee including, but not limited to, the Standard & Poor's 500 Stock Index or a group of comparable companies.

          (iii) Performance Period; Timing for Establishing Performance
     Goals. Achievement of performance goals in respect of Performance Awards shall be measured over a performance period of not less than one year and not more than ten years, as specified by the Committee. Performance goals in the case of any Award granted to a Covered Employee shall be established not later than 90 days after the beginning of any performance period applicable to such Performance Awards, or at such other date as may be required or permitted for "performance-based compensation" under Section 162(m) of the Code.

          (iv) Settlement of Performance Awards; Other Terms. After the end of each performance period, the Committee shall determine the amount, if any, of Performance Awards payable to each Participant based upon achievement of business criteria over a performance period. The Committee may not exercise discretion to increase any such amount payable in respect of a Performance Award designed to comply with Section 162(m) of the Code. The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant prior to the end of a performance period or settlement of Performance Awards.

          (v) Written Determinations. All determinations by the Committee as to the establishment of performance goals, the amount of any Performance Award, and the achievement of performance goals relating to Performance Awards shall be made in writing in the case of any Award granted to a Covered Employee. The Committee may not delegate any responsibility relating to such Performance Awards.

          (vi) Status of Performance Awards under Section 162(m) of the
     Code. It is the intent of the Company that Performance Awards granted to persons who are designated by the Committee as likely to be Covered Employees within the meaning of Section 162(m) of the Code and regulations thereunder (including Treasury Regulation sec. 1.162-27 and successor regulations thereto) shall, if so designated by the Committee, constitute "performance-based compensation" within the meaning of Section 162(m) of the Code and regulations thereunder. Accordingly, the terms of this Section 8(b) shall be interpreted in a manner consistent with Section 162(m) of the Code and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee, at the time of grant of a Performance Award, who is likely to be a Covered Employee with respect to that fiscal year. If any provision of the Plan as in effect on the date of adoption or any agreements relating to Performance Awards that are designated as intended to comply with Section 162(m) of the Code does not comply or is inconsistent with the requirements of Section 162(m) of the Code or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements.

     9.  Certain Provisions Applicable to All Awards.

     (a) General. Awards may be granted on the terms and conditions set forth in Sections 6, 7 and 8 hereof and this Section 9. In addition, the Committee may impose on any Award or the exercise thereof, such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion to accelerate or waive, at any time, any term or condition of an Award that is not mandatory under the Plan; provided, however, that the Committee shall not have any discretion to accelerate or waive any term or condition of an Award that is intended to qualify as "performance-based compensation" for purposes of Section 162(m) of the Code if such discretion would cause the Award not to so qualify. Except in cases in which the Committee is authorized to require other forms of consideration under the Plan, or to the extent other forms of consideration must be paid to satisfy the requirements of the Delaware General Corporation Law, no consideration other than services may be required for the grant of any Award.

     (b) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any Subsidiary, or any business entity to be acquired by the Company or a Subsidiary, or any other right of a Participant to receive payment from the Company or any Subsidiary. Such additional, tandem and substitute or exchange Awards may be granted at any time. If an Award is granted in substitution or exchange for another Award, the Committee shall require the surrender of such other Award in consideration for the grant of the new Award. In addition, Awards may be granted in lieu of cash compensation, including in lieu of cash amounts payable under other plans of the Company or any Subsidiary.

     (c) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee; provided that in no event shall the term of any Option or Stock Appreciation Right exceed a period of ten years (or such shorter term as may be required in respect of an Incentive Stock Option under Section 422 of the Code).

     (d) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award agreement, payments to be made by the Company or a Subsidiary upon the exercise of an Option or other Award or settlement of an Award may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may, subject to any limitations set forth in the Award agreement, be accelerated and cash paid in lieu of Shares in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. In the discretion of the Committee, Awards granted pursuant to Sections 7 or 8 of the Plan may be payable in Shares to the extent permitted by the terms of the applicable Award agreement. Installment or deferred payments may be required by the Committee (subject to Section 10(f) of the Plan, including the consent provisions thereof in the case of any deferral of an outstanding Award not provided for in the original Award agreement) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of amounts in respect of installment or deferred payments denominated in Shares. Any deferral shall only be allowed as is provided in a separate deferred compensation plan adopted by the Company. The Plan shall not constitute an "employee benefit plan" for purposes of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended.

     (e) Exemptions from Section 16(b) Liability. It is the intent of the Company that the grant of any Awards to or other transaction by a Participant who is subject to Section 16 of the Exchange Act shall be exempt from Section 16(b) of the Exchange Act pursuant to an applicable exemption (except for transactions acknowledged by the Participant in writing to be non-exempt). Accordingly, if any provision of this Plan or any Award agreement does not comply with the requirements of Rule 16b-3 as then applicable to any such transaction, such provision shall be construed or deemed amended to the extent necessary to conform to the applicable requirements of Rule 16b-3 so that such Participant shall avoid liability under Section 16(b) of the Exchange Act.

     10.  General Provisions.

     (a) Company's Right to Terminate or Modify Awards in Certain
Circumstances. Except to the extent that an Award agreement provides otherwise with specific reference to this Section 10(a), in the event of (i) an acquisition of substantially all of the assets of the Company or of a greater than 80% stock interest in the Company by an entity in which the Company does not have a 50% or greater interest prior to such acquisition, or (ii) a merger, consolidation, or recapitalization involving a fundamental change in the capital structure of the Company, the Company shall have the right to terminate any Award upon the payment of an amount equal to the then value of the Award, without regard to vesting or forfeiture provisions of the Award, as determined by the Committee, taking into account to the extent determined by the Committee to be appropriate the Fair Market Value of Shares at the time of termination and the performance of the Company up to the time of termination. Upon tender of payment by the Company to a holder of the amount determined by the Committee pursuant to this provision, the Award held by such holder shall automatically terminate. Alternatively, in such circumstances, the Company, in the discretion of the Board, may make arrangements for the acquiring or surviving corporation to assume any or all outstanding Awards and substitute on equitable terms Awards relating to the stock or performance of such acquiring or surviving corporation. The determinations of the Board and/or the Committee pursuant to this Section 10(a) shall be final, binding and conclusive.

     (b) No Limitation on Other Company Transactions. The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities affecting Shares or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

     (c) Dilution or Other Adjustments. In the event that there is any change in the Shares through merger, consolidation, reorganization or recapitalization or in the event of any stock split or dividend to holders of Shares payable in Shares or the issuance to such holders of rights to subscribe to Shares, or in the event of any change in the capital structure of the Company, the Board shall, subject to any requirements of applicable law, regulations and rules, make such adjustments with respect to any provision or provisions of the Plan, including but not limited to the limitations on Awards that may be granted under the Plan as set forth in Sections 4 and 5, and with respect to Awards theretofore granted under the Plan as the Board deems appropriate to prevent dilution or enlargement of Award rights. The determinations of the Board pursuant to this Section 10(b) shall be final, binding and conclusive. Except as hereinbefore expressly provided, the issuance by the Company of shares of stock of any class or securities convertible into shares of stock of any class, for cash, property, labor or services, upon direct sale, upon the exercise of rights or warrants to subscribe therefor, or upon conversion of shares or obligations of the Company convertible into such shares or other securities, and in any case whether or not for fair value, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares relating to Awards theretofore granted or the exercise price per Share in the case of Options.

     (d) Transferability.

          (i) Permitted Transferees. The Committee may, in its discretion, permit a Participant to transfer all or any portion of an Award or authorize all or a portion of an Award to be granted to an Eligible Person on terms which permit transfer by such Participant; provided that, in either case a transferee may only be a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, in each case with respect to the Participant, a trust in which these persons have more than fifty percent of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the

     Participant) own more than fifty percent of the voting interests (collectively, "Permitted Transferees"); provided further that, (A) there may be no consideration for any such transfer and (B) subsequent transfers of Awards transferred as provided above shall be prohibited except subsequent transfers back to the original holder of the Award and transfers to other Permitted Transferees of the original holder. Agreements evidencing Awards with respect to which such transferability is authorized at the time of grant must be approved by the Committee, and must expressly provide for transferability in a manner consistent with this Subsection 10(d)(i).

          (ii) Qualified Domestic Relations Orders. An Award may be transferred, to a Permitted Transferee, pursuant to a domestic relations order entered or approved by a court of competent jurisdiction upon delivery to the Company of written notice of such transfer and a certified copy of such order.

          (iii) Other Transfers. Except as expressly permitted by Subsections 10(d)(i) and 10(d)(ii) above, Awards shall not be transferable other than by will or the laws of descent and distribution. Notwithstanding anything to the contrary in this Section 10, an Incentive Stock Option shall not be transferable other than by will or the laws of descent and distribution.

          (iv) Effect of Transfer. Following the transfer of any Award as contemplated by Subsections 10(d)(i), 10(d)(ii) and 10(d)(iii) above, (A) such Award shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that the term "Participant" shall be deemed to refer to the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, to the extent appropriate to enable the Permitted Transferee to exercise the transferred Award in accordance with the terms of the Plan and applicable law and (B) the provisions of the Award relating to exercisability thereof shall continue to be applied with respect to the original Participant and, following the occurrence of any such events described therein, the Awards shall be exercisable by the Permitted Transferee, the recipient under a qualified domestic relations order, the estate or heirs of a deceased Participant, or other transferee, as applicable, only to the extent and for the periods that would have been applicable in the absence of the transfer.

          (v) Procedures and Restrictions. Any Participant desiring to transfer an Award as permitted under Subsections 10(d)(i), 10(d)(ii) or 10(d)(iii) above shall make application therefor in the manner and time specified by the Committee and shall comply with such other requirements as the Committee may require to assure compliance with all applicable securities laws. The Committee shall not give permission for such a transfer if (A) it would give rise to short-swing liability under Section 16(b) of the Exchange Act or (B) it may not be made in compliance with all applicable federal, state and foreign securities laws.

          (vi) Registration. To the extent the issuance to any Permitted Transferee of any Shares issuable pursuant to Awards transferred as permitted in this Section 10(d) is not registered pursuant to the effective registration statement of the Company generally covering the Shares to be issued pursuant to the Plan to initial holders of Awards, the Company shall not have any obligation to register the issuance of any such Shares to any such transferee.

     (e) Taxes. The Company and any Subsidiary are authorized to withhold from any Award granted, or any payment relating to an Award under the Plan, including from a distribution of Shares, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Shares or other property and to make cash payments in respect thereof in satisfaction of a Participant's tax obligations, either on a mandatory or elective basis in the discretion of the Committee.

     (f) Changes to the Plan and Awards. The Board may amend, alter, suspend, discontinue or terminate the Plan or the Committee's authority to grant Awards under the Plan without the consent of stockholders or Participants, except that any amendment or alteration to the Plan, including any increase in any Share limitation, shall be subject to the approval of the Company's stockholders not later than the annual meeting next following such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other such changes in this Plan to stockholders for approval; provided that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any previously granted and outstanding Award. The Committee may waive any conditions or rights under, or amend, alter, suspend, discontinue or terminate any Award theretofore granted and any Award agreement relating thereto, except as otherwise provided in the Plan; provided that, without the consent of an affected Participant, no such Committee action may materially and adversely affect the rights of such Participant under such Award.

     (g) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a Subsidiary, (ii) interfering in any way with the right of the Company or a Subsidiary to terminate any Eligible Person's or Participant's employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred Shares in accordance with the terms of an Award.

     (h) Nonexclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements as it may deem desirable, including incentive arrangements and awards which do not qualify under Section 162(m) of the Code. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

     (i) Payments in the Event of Forfeitures; Fractional Shares; Share Allotments. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash or other consideration to the Company in exchange for such Award, the Participant shall be repaid the amount of such cash or other consideration. Unless otherwise determined by the Committee, no fractional Shares, or Shares in lots of less than 100 Shares, shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional Shares, or lots of less than 100 Shares, and whether fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

     (j) Severability. If any provision of the Plan is held to be illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining provisions hereof, but such provision shall be fully severable and the Plan shall be construed and enforced as if the illegal or invalid provision had never been included herein. If any of the terms or provisions of the Plan or any Award agreement conflict with the requirements of Rule 16b-3 (as those terms or provisions are applied to Eligible Persons who are subject to Section 16(b) of the Exchange Act) or Section 422 of the Code (with respect to Incentive Stock Options), then those conflicting terms or provisions shall be deemed inoperative to the extent they so conflict with the requirements of Rule 16b-3 (unless the Board or the Committee, as appropriate, has expressly determined that the Plan or such Award should not comply with Rule 16b-3) or Section 422 of the Code. With respect to Incentive Stock Options, if the Plan does not contain any provision required to be included herein under Section 422 of the Code, that provision shall be deemed to be incorporated herein with the same force and effect as if that provision had been set out at length herein; provided, further, that, to the extent any Option that is intended to qualify as an Incentive Stock Option cannot so qualify, such Option (to that extent) shall be deemed a Non-Qualified Stock Option for all purposes of the Plan.

     (k) Governing Law. All questions arising with respect to the provisions of the Plan and Awards shall be determined by application of the laws of the State of Texas, without giving effect to any conflict of law provisions thereof, except to the extent Texas law is preempted by federal law or where the law of the state of incorporation of the Company shall be mandatorily applied. The obligation of the Company to sell and deliver Shares hereunder is subject to applicable federal and state laws and to the approval of any governmental authority required in connection with the authorization, issuance, sale, or delivery of such Shares.

     (l) Conditions to Delivery of Shares. Nothing herein or in any Award granted hereunder or any Award agreement shall require the Company to issue any Shares with respect to any Award if that issuance would, in the opinion of counsel for the Company, constitute a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable statute or regulation, or the rules of any applicable securities exchange or securities association, as then in effect. At the time of any exercise of an Option or Stock Appreciation Right, or at the time of any grant of a Restricted Stock Award, Bonus Stock Award or Phantom Stock Award, the Company may, as a condition precedent to the exercise of such Option or Stock Appreciation Right, vesting of any Restricted Stock Award or Phantom Stock Award, or grant of any Bonus Stock Award, require from the Participant (or in the event of his death, his legal representatives, heirs, legatees, or distributees) such written representations, if any, concerning the holder's intentions with regard to the retention or disposition of the Shares being acquired pursuant to the Award and such written covenants and agreements, if any, as to the manner of disposal of such Shares as, in the opinion of counsel to the Company, may be necessary to ensure that any disposition by that holder (or in the event of the holder's death, his legal representatives, heirs, legatees, or distributees) will not involve a violation of the Securities Act or any similar or superseding statute or statutes, any other applicable state or federal statute or regulation, or any rule of any applicable securities exchange or securities association, as then in effect.

     (m) Plan Effective Date, Stockholder Approval and Plan Duration. The Plan has been adopted by the Board originally effective as of January 1, 2001 and as amended and restated effective as of December 12, 2002 contingent upon the approval of the stockholders of the Company. If the stockholders of the Company do not approve the Plan as amended and restated, the Plan shall continue in effect as originally adopted effective January 1, 2001. No Award, other than an Incentive Stock Option, shall be granted under the Plan after December 31, 2010 and no Incentive Stock Option shall be granted under the Plan after December 13, 2010.

                                                                     HOLLY-PS-02

                                  DETACH HERE

                                     PROXY

                               HOLLY CORPORATION

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 12, 2002

                 SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



Lamar Norsworthy, Gerard L. Regard, Matthew P. Clifton and Kathryn H. Walker, or any of them or their substitutes, are hereby appointed proxies to represent and to vote the stock of Holly Corporation standing in the name(s) of the undersigned at the Annual Meeting of Stockholders to be held in Artesia, New Mexico on December 12, 2002, and at all adjournments thereof.

TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS YOU DO NOT NEED TO MARK ANY OF THE BOXES. JUST DATE AND SIGN ON THE REVERSE SIDE.

-----------                                                         -----------
SEE REVERSE        CONTINUED AND TO BE SIGNED ON REVERSE SIDE       SEE REVERSE
   SIDE                                                                SIDE
-----------                                                         -----------

[HOLLY CORPORATION LOGO]                                                 THIS IS YOUR PROXY.
                                                                     YOUR VOTE IS IMPORTANT.

-----------------                                    ----------------
VOTE BY TELEPHONE                                    VOTE BY INTERNET
-----------------                                    ----------------
It's fast, convenient, and immediate!                It's fast, convenient, and your vote
Call Toll-Free on a Touch-Tone Phone                 is immediately confirmed and posted.
1-877-PRX-VOTE (1-877-779-8683).

---------------------------------------              ---------------------------------------
FOLLOW THESE FOUR EASY STEPS:                        FOLLOW THESE FOUR EASY STEPS:

 1. READ THE ACCOMPANYING PROXY                      1. READ THE ACCOMPANYING PROXY
    STATEMENT/PROSPECTUS AND PROXY CARD.                STATEMENT/PROSPECTUS AND PROXY CARD.

 2. CALL THE TOLL-FREE NUMBER                        2. GO TO THE WEBSITE
    1-877-PRX-VOTE (1-877-779-8683).                    http://www.eproxyvote.com/hoc

 3. ENTER YOUR VOTER CONTROL NUMBER                  3. ENTER YOUR VOTER CONTROL NUMBER
    LOCATED ON YOUR PROXY CARD ABOVE                    LOCATED ON YOUR PROXY CARD ABOVE
    YOUR NAME.                                          YOUR NAME.

 4. FOLLOW THE RECORDED INSTRUCTIONS.                4. FOLLOW THE INSTRUCTIONS PROVIDED.
---------------------------------------              ---------------------------------------
YOUR VOTE IS IMPORTANT!                              YOUR VOTE IS IMPORTANT
Call 1-877-PRX-VOTE anytime!                         Go to http://www.eproxyvote.com/hoc
                                                     anytime!

    DO NOT RETURN YOUR PROXY CARD IF YOU ARE VOTING BY TELEPHONE OR INTERNET


                                  DETACH HERE

     PLEASE MARK
[X]  VOTES AS IN
     THIS EXAMPLE.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS
GIVEN, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AS DIRECTORS, FOR THE
APPROVAL OF AMENDING AND RESTATING THE 2000 STOCK OPTION PLAN AS THE HOLLY
CORPORATION LONG-TERM INCENTIVE COMPENSATION PLAN AND IN THE DISCRETION OF THOSE
AUTHORIZED TO VOTE THIS PROXY ON ANY OTHER BUSINESS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NOMINEES.

1. Election of Directors:

   NOMINEES: (01) M.P. Clifton, (02) W.J. Glancy, (03) W.J. Gray,
             (04) M.R. Hickerson, (05) T.K. Matthews, (06) R.G. McKenzie,
             (07) L. Norsworthy, (08) J.P. Reid and (09) P.T. Stoffel

                      FOR                      WITHHELD
                      ALL       [ ]            FROM ALL    [ ]
                    NOMINEES                   NOMINEES


              [ ]
                 ---------------------------------------
                 For all nominees except as noted above


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEM 2.

                                                                             FOR     AGAINST      ABSTAIN

2. Approval of amending and restating the 2000 Stock Option Plan as the      [ ]       [ ]          [ ]
   Holly Corporation Long-Term Incentive Compensation Plan.

3. Other Business - Voting upon any other business properly brought before the meeting or any adjournment thereof.

   MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT                                                    [ ]

    Receipt of the Company's Annual Report for its 2002 fiscal year, Notice of Annual Meeting and related Proxy Statement is hereby acknowledged, and all former proxies are hereby revoked.

    Please sign below exactly as name(s) appear(s) hereon. Joint tenants should both sign. Executors, administrators, trustees or guardians should show their capacity as such. Corporations should sign by President or other authorized officer and indicate such title.



Signature:                    Date:               Signature:                     Date:
          -------------------       ------------             -------------------       ------------